UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 23, 2023

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware			001-41528	88-2515116
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street	Chicago,	IL		60661
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).	☐
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GE HealthCare Technologies Inc. (“GE HealthCare,” “we,” or “our”) held our annual meeting of stockholders on May 23, 2023 (the “Annual Meeting”). As of March 27, 2023, the record date for the meeting, 454,608,434 shares of our common stock were issued and outstanding. A quorum of 398,069,569 shares of common stock was present or represented at the meeting. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see our definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2023.

1.Our stockholders elected 10 directors to each serve a one-year term until our 2024 annual meeting of stockholders or until his or her successor has been elected and qualified, based on the following voting results:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter J. Arduini	357,184,541	1,199,832	442,412	39,242,784
H. Lawrence Culp, Jr.	346,524,762	11,475,042	826,981	39,242,784
Rodney F. Hochman	357,104,309	1,247,299	475,177	39,242,784
Lloyd W. Howell, Jr.	357,036,663	1,266,776	523,346	39,242,784
Risa Lavizzo-Mourey	340,567,532	17,831,016	428,237	39,242,784
Catherine Lesjak	356,542,047	1,806,049	478,689	39,242,784
Anne T. Madden	357,179,125	1,223,196	424,464	39,242,784
Tomislav Mihaljevic	357,038,730	1,318,611	469,444	39,242,784
William J. Stromberg	357,050,178	1,250,337	526,270	39,242,784
Phoebe L. Yang	357,008,665	1,331,444	486,676	39,242,784

2.    Our stockholders approved our named executive officers’ compensation in an advisory vote, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
346,918,208	10,525,315	1,383,262	39,242,784

3.    Our stockholders approved one year as the frequency of future advisory votes on our named executive officers’ compensation in an advisory vote, based on the following voting results:

1 Year	2 Years	3 Years	Abstentions
353,577,972	537,687	3,969,878	741,248

Based on the results above, and consistent with the recommendation of the Board of Directors of GE HealthCare (the “Board”), the Board has determined that future advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

4.    Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2023, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
396,057,400	1,517,934	494,235	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: May 25, 2023	/s/ Frank R. Jimenez
Frank R. Jimenez, General Counsel and Corporate Secretary (authorized signatory)